UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2024

TOFLA MEGALINE INC.

(Exact name of registrant as specified in its charter)

Nevada	333-260430	37-1911358
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

Rodolfo Guerrero Angulo

Blvd Porta Trento 122 CP, Blvd Porta Fontana. C.P. Leon,

Guanajuato, Mexico, 37134,

+52 5541607366

Email: principal@tofla.top

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/a	N/a	N/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Marquez Hernandez Maria De Lourdes as Independent Director of the Company

On August 30, 2024, Rodolfo Guerrero Angulo, being the sole member of the Board of Directors, decided to appoint Marquez Hernandez Maria De Lourdes to serve as Independent Director of the Tofla Megaline Inc. (“the Company”).

The business background descriptions of the newly appointed director is as follows:

Ms. Marquez Hernandez holds a bachelor's degree in Information Technology with a focus on cybersecurity from Universidad Panamericana, Mexico.

From December 2016 to May 2020, Ms. Marquez Hernandez worked at TecMex Solutions in Mexico City as a Network Security Specialist, specializing in safeguarding network infrastructure and deploying secure communication systems.

From June 2020 to May 2024, Ms. Marquez Hernandez worked at MVS Sistemas as the Director of Technology Solutions. Since June 2023, she has been involved in projects related to PTZ camera systems and intelligent video analytics as a Project Lead, based on her extensive experience in security systems and technology integration.

On August 30, 2024, the Company declared Ms. Marquez Hernandez elected as independent director. Rodolfo Guerrero Angulo continues to serve as the Chief Executive Officer, President, Treasurer and Secretary of Board of Directors.

There are no family relationships between our new director and our current director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: September 3, 2024

TOFLA MEGALINE INC.

By:	/s/ Rodolfo Guerrero Angulo
Name:	Rodolfo Guerrero Angulo
Title:	Chief Executive Officer President, Treasurer and Secretary (Principal Executive, Financial and Accounting Officer)